SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 1999

                             WASHINGTON MUTUAL, INC.
             (Exact name of registrant as specified in its charter)

         WASHINGTON                 1-14667             91-1653725
(State or other jurisdiction  (Commission File No.)    (IRS Employer
   of incorporation)                                 Identification No.)

                  1201 Third Avenue, Seattle, Washington 98101
                     (Address of principal executive office)

                                 (206) 461-2000
               (Registrant's telephone number including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-81113) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

         Exhibit           Description

            1 Underwriting Agreement dated November 30, 1999, among the Registrant, Lehman Brothers, Inc. and Chase Securities, Inc. (filed herewith), that incorporates by reference the Washington Mutual, Inc. - Underwriting Agreement -- Standard Provisions (Debt Securities) dated August 5, 1999 (filed as Exhibit 1 to Registrant's Form 8-K dated August 5, 1999 and incorporated herein by reference).

          4(a) Specimen Global 7 1/2% Senior Note due August 15, 2006 (Note No. 5) (filed herewith).



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WASHINGTON MUTUAL, INC.


                                   By: /s/ Fay L. Chapman
                                       Fay L. Chapman
                                       Senior Executive Vice President















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